PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011, as supplemented July 18, 2011

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	INVERSE PROFUNDS VP (Cont’d)
Bull	Short International
Mid-Cap	UltraShort Dow 30
Small-Cap	UltraShort NASDAQ-100
Dow 30
NASDAQ-100	SECTOR PROFUNDS VP
Large-Cap Value	Banks
Large-Cap Growth	Basic Materials
Mid-Cap Value	Biotechnology
Mid-Cap Growth	Consumer Goods
Small-Cap Value	Consumer Services
Small-Cap Growth	Financials
Asia 30	Health Care
Europe 30	Industrials
Japan	Internet
International	Oil & Gas
Emerging Markets	Pharmaceuticals
Precious Metals
ULTRA PROFUNDS VP	Real Estate
UltraBull	Semiconductor
UltraMid-Cap	Technology
UltraSmall-Cap	Telecommunications
UltraNASDAQ-100	Utilities

INVERSE PROFUNDS VP	NON-EQUITY PROFUNDS VP
Bear	U.S. Government Plus
Short Mid-Cap	Rising Rates Opportunity
Short Small-Cap	Falling U.S. Dollar
Short Dow 30
Short NASDAQ-100	PROFUND VP MONEY MARKET
Short Emerging Markets	Money Market

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds VP alone constitutes a balanced investment plan. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

Investment in the ProFunds VP involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. The Profunds VP are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2011 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and Notes are included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2010 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds VP are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund VP” and collectively, the “ProFunds VP”). Fifty series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds VP.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. Set forth below is further information relating to the ProFunds VP, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds VP specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds VP discussed below may be used by a ProFund VP if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its use of any of these techniques or strategies without changing the ProFunds VP’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund VP at a time which may not be an opportune time for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. For purposes of the Falling U.S. Dollar ProFund VP, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current benchmark or index no longer serves the investment needs of a majority of shareholders or that another benchmark or index may better serve their needs, or if the financial or economic environment makes it difficult for such ProFund VP’s investment results to correspond sufficiently to its current benchmark or the underlying index. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund VP’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation of each non-money market ProFund VP’s investment returns to its benchmark, certain factors tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

For purposes of this SAI, the word “invest” refers both to a ProFund VP’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers both to a ProFund VP’s direct investments and indirect investments in securities and other instruments. For example, the ProFunds VP typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

NAME POLICIES

The Funds subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets to investments that, in combination, have economic characteristics similar to securities contained in the underlying index and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund VP’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated on the ProFund VP’s books and records as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund VP’s 80% investment policy.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Each such ProFund VP also may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic government securities, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund VP also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund VP’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Japan, ProFund VP Short Emerging Markets, ProFund VP Short International and ProFund VP Precious Metals are subject to the general risks associated with foreign investment.

A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds VP focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds VP may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds VP with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds VP have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds VP that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Emerging Markets, ProFund VP International, ProFund VP Japan, ProFund VP Short Emerging Markets, ProFund VP Short International, ProFund VP Falling U.S. Dollar and ProFund VP Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock outside the U.S., the ProFunds VP can avoid certain risks related to investing in foreign securities on non-U.S. markets.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each such non-money market ProFund VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each such non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify as REITs under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each non-money market ProFund VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified currency, commodity, security or index on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. Each ProFund VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

The CFTC has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment advisor to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Advisor has claimed such an exclusion from registration as a commodity trading adviser under the Commodity Exchange Act (the “CEA”). Therefore, neither the Trust nor the Advisor are subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each ProFund VP may engage in transactions involving futures and options thereon, except as set forth in the Prospectus and this SAI. The foregoing is as of the date of the SAI, and may change in the future.

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

A ProFund VP may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund VP may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

A principal investment strategy of each non-money market ProFund VP is to enter into financial instruments whose value is derived from the value of an underlying asset, interest rate or index, which may include forward contracts. For certain Inverse ProFunds VP and Non-Equity ProFunds VP, forward contracts may be the primary or sole investment strategy of the ProFunds VP. The ProFunds VP may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund VP’s rights as a creditor.

INDEX OPTIONS

Each non-money market ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each non-money market ProFund VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the New York Stock Exchange (“NYSE”) Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.” When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

Each non-money market ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The ProFund VP Falling U.S. Dollar may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds VP to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The ProFund VP Falling U.S. Dollar may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the ProFund VP Falling U.S. Dollar may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The ProFund VP Falling U.S. Dollar is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the ProFund VP Falling U.S. Dollar invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFund VP values its assets daily in U.S. dollars, it does not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The ProFund VP Falling U.S. Dollar will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFund VP at one rate, and offer to buy the currency at a lower rate if the ProFund VP Falling U.S. Dollar tries to resell the currency to the dealer.

Although forward currency contracts may be used by the ProFund VP Falling U.S. Dollar to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if this ProFund VP had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the ProFund VP’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the ProFund VP’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the ProFund VP Falling U.S. Dollar may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom this ProFund VP has an open forward position, defaults or becomes bankrupt.

SHORT SALES

Each non-money market ProFund VP may engage in short sales transactions. A short sale is a transaction in which a ProFund VP sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

Each non-money market ProFund VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

No ProFund VP will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

A principal investment strategy of each non-money market ProFund VP is to invest in financial instruments, whose value is derived from the value of an underlying asset, interest rate or index, which may include swap agreements, and, for the Inverse ProFunds VP, may be the primary or sole investment strategy (along with selling securities short). Each non-money market ProFund VP may enter into equity, equity index or interest rate swap agreements for the purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund VP’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The foregoing is as of the date of this SAI, and may change in the future.

In the normal course of business, a ProFund VP enters into ISDA agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a non-money market ProFund VP may utilize for investment purposes, as “cover” for other investment techniques such non-money market ProFund VP employs, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each non-money market ProFund VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each non-money market ProFund VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits – Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. The ProFunds VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund VP’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund VP also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives as “cover” for the investment techniques it employs or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (5% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund VP may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each non-money market ProFund VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis, if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund VP’s NAV or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (5% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 5% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 5% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 5% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 60 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund VP. Each non-money market ProFund VP’s turnover rate for the fiscal year ended December 31, 2010 is set forth in the annual report to shareholders.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Each ProFund VP intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund VP to vary from the index performance times the stated multiple in the ProFund VP’s investment objective. Compounding affects all investments, but has a more significant impact on leveraged funds. Four factors significantly affect how close daily compounded returns are to longer-term index returns times the fund’s multiple: the length of the holding period, index volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher index volatility, inverse multiples and greater leverage each can lead to returns farther from the multiple times the index return. As the tables below show, particularly during periods of higher index volatility, compounding will cause longer term results to vary from the index performance times the stated multiple in the ProFund VP’s investment objective. This effect becomes more pronounced as volatility increases.

A leveraged ProFund VP’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	period of time;

d)	financing rates associated with leverage;

e)	other Fund expenses; and

f)	Dividends or interest paid with respect to securities included in the index.

The fund performance for a leveraged ProFund VP can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged ProFund VP. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated ProFund VP returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no ProFund VP expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If ProFund VP expenses were included, the ProFund VP’s performance would be lower than shown.

The first table below shows an example in which a leveraged ProFund VP that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged ProFund VP could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a ProFund VP would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded lighter represent those scenarios where a leveraged ProFund VP with the investment objective described will return the same or outperform (i.e., return more than) the index performance times the stated multiple in the fund’s investment objective; conversely areas shaded darker represent those scenarios where the fund will underperform (i.e., return less than) the index performance times the stated multiple in the fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged ProFund VP. A ProFund VP’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series of the Trust. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. Under current law, a ProFund VP that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort NASDAQ-100 may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and SAI to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33  1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and SAI, as they may be amended from time to time.

For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P. Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The NAV per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. The ProFund VP records its investment transactions no later than the next business day after the transaction order is placed. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds VP, may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s NAV. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include the review of ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations. In such event, the Board of Trustees may also suspend redemptions and postpone payment of redemption proceeds after irrevocably determining to liquidate the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like a total return swap or forward agreement. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares.

Securities of “Regular Broker-Dealers”

The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund VP during its most recent fiscal year or during the period of time since the ProFund VP’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended December 31, 2010, each of the following ProFund VPs were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2010	Name of Broker or Dealer
ProFund VP Bull	$867,406	Citigroup
	$2,986,000	Deutsche Bank
	$544,838	Goldman Sachs
	$1,047,986	J.P. Morgan Chase & Co.
	$180,709	Prudential
	$542,000	United Missouri Bank
ProFund VP Mid-Cap	$1,642,000	Deutsche Bank
	$1,642,000	UBS Securities LLC
	$1,642,000	United Missouri Bank
ProFund VP Small-Cap	$609,000	Deutsche Bank
	$3,751	Knight Capital Group, Inc.
	$4,219	Stifel, Nicolaus & Co., Inc.
	$117,337	United Missouri Bank
ProFund VP Dow 30	$40,000	Deutsche Bank
	$40,000	UBS Securities LLC
	$40,000	United Missouri Bank
ProFund VP NASDAQ-100	$2,602,000	Deutsche Bank
	$473,000	United Missouri Bank
ProFund VP Large-Cap Value	$831,761	Citigroup
	$514,570	Goldman Sachs
	$1,003,827	J.P. Morgan Chase & Co.
	$167,676	Prudential

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2010	Name of Broker or Dealer
ProFund VP Large-Cap Growth	$42,000	Deutsche Bank
	$9,000	United Missouri Bank
ProFund VP Small-Cap Value	$89,467	United Missouri Bank
ProFund VP Small-Cap Growth	$536,025	Stifel, Nicolaus & Co., Inc.
	$120,290	United Missouri Bank
ProFund VP Asia 30	$26,000	Deutsche Bank
	$6,000	United Missouri Bank
ProFund VP Europe 30	$32,000	Deutsche Bank
	$7,000	United Missouri Bank
ProFund VP International	$3,295,000	Deutsche Bank
	$3,295,000	UBS Securities LLC
	$3,295,000	United Missouri Bank
ProFund VP Emerging Markets	$2,479,000	Deutsche Bank
	$2,479,000	UBS Securities LLC
	$2,479,000	United Missouri Bank
ProFund VP Japan	$1,761,000	Deutsche Bank
	$1,761,000	UBS Securities LLC
	$1,761,000	United Missouri Bank
ProFund VP UltraBull	$85,670	Citigroup
	$1,204,000	Deutsche Bank
	$53,811	Goldman Sachs
	$103,505	J.P. Morgan Chase & Co.
	$17,848	Prudential
	$222,000	United Missouri Bank
ProFund VP UltraMid-Cap	$1,540,000	Deutsche Bank
	$282,000	United Missouri Bank
ProFund VP UltraSmall-Cap	$3,027,000	Deutsche Bank
	$3,751	Knight Capital Group, Inc.
	$4,219	Stifel, Nicolaus & Co., Inc.
	$556,337	United Missouri Bank
ProFund VP UltraNASDAQ-100	$1,667,000	Deutsche Bank
	$305,000	United Missouri Bank
ProFund VP Bear	$4,274,000	Deutsche Bank
	$3,900,000	UBS Securities LLC
	$4,274,000	United Missouri Bank
ProFund VP Short Mid-Cap	$363,000	Deutsche Bank
	$363,000	UBS Securities LLC
	$363,000	United Missouri Bank
ProFund VP Short Small-Cap	$1,125,000	Deutsche Bank
	$1,125,000	UBS Securities LLC
	$1,125,000	United Missouri Bank
ProFund VP Short Dow 30	$14,000	Deutsche Bank
	$14,000	UBS Securities LLC
	$14,000	United Missouri Bank
ProFund VP Short NASDAQ-100	$2,009,000	Deutsche Bank
	$2,009,000	UBS Securities LLC
	$2,009,000	United Missouri Bank
ProFund VP Short International	$234,000	Deutsche Bank
	$234,000	UBS Securities LLC
	$234,000	United Missouri Bank
ProFund VP Short Emerging Markets	$429,000	Deutsche Bank
	$429,000	UBS Securities LLC
	$429,000	United Missouri Bank
ProFund VP UltraShort Dow 30	$103,000	Deutsche Bank
	$103,000	UBS Securities LLC

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2010	Name of Broker or Dealer
	$103,000	United Missouri Bank
ProFund VP UltraShort NASDAQ-100	$371,000	Deutsche Bank
	$371,000	UBS Securities LLC
	$371,000	United Missouri Bank
ProFund VP Banks	$817,599	Citigroup
	$907,109	J.P. Morgan Chase & Co.
	$12,302	United Missouri Bank
ProFund VP Basic Materials	$60,000	Deutsche Bank
	$13,000	United Missouri Bank
ProFund VP Biotechnology	$4,000	Deutsche Bank
	$3,000	United Missouri Bank
ProFund VP Financials	$1,748,842	Citigroup
	$10,000	Deutsche Bank
	$899,992	Goldman Sachs
	$2,118,964	J.P. Morgan Chase & Co.
	$366,585	Prudential
	$27,670	Stifel, Nicolaus & Co., Inc.
	$21,473	United Missouri Bank
ProFund VP Health Care	$8,000	Deutsche Bank
	$3,000	United Missouri Bank
ProFund VP Internet	$8,000	Deutsche Bank
	$4,000	United Missouri Bank
ProFund VP Precious Metals	$26,153,000	Deutsche Bank
	$21,070,000	UBS Securities LLC
	$26,153,000	United Missouri Bank
ProFund VP Semiconductor	$2,000	Deutsche Bank
	$2,000	United Missouri Bank
ProFund VP Telecommunications	$2,000	Deutsche Bank
	$2,000	United Missouri Bank
ProFund VP U.S. Government Plus	$5,195,000	Deutsche Bank
	$5,195,000	UBS Securities LLC
	$5,195,000	United Missouri Bank
ProFund VP Rising Rates Opportunity	$8,173,000	Deutsche Bank
	$8,173,000	UBS Securities LLC
	$8,173,000	United Missouri Bank
ProFund VP Falling U.S. Dollar	$259,000	Deutsche Bank
	$259,000	UBS Securities LLC
	$259,000	United Missouri Bank
ProFund VP Money Market	$38,843,000	Deutsche Bank
	$20,475,000	UBS Securities LLC
	$38,843,000	United Missouri Bank

Brokerage Commissions

For the fiscal years ended December 31, 2008, 2009 and 2010, each ProFund VP paid brokerage commissions in the following amounts:

	2008	2009	2010
ProFund VP Bull	$137,230	$50,787	$39,430
ProFund VP Mid-Cap	674	1,979	2,202
ProFund VP Small-Cap	32,514	20,529	3,512

	2008	2009	2010
ProFund VP Dow 30	$38,676	$704	$399
ProFund VP NASDAQ-100	7,922	8,042	5,333
ProFund VP Large-Cap Value	123,316	72,386	90,356
ProFund VP Large-Cap Growth	65,424	36,255	33,064
ProFund VP Mid-Cap Value	124,728	105,962	116,917
ProFund VP Mid-Cap Growth	98,260	89,516	100,053
ProFund VP Small-Cap Value	108,347	94,558	99,697
ProFund VP Small-Cap Growth	64,670	58,272	56,681
ProFund VP Asia 30	149,664	153,019	85,112
ProFund VP Europe 30	56,943	51,215	42,927
ProFund VP International	80	3,103	1,600
ProFund VP Emerging Markets	33	2,221	10,457
ProFund VP Japan	12,165	10,831	9,970
ProFund VP UltraBull	118,499	88,024	104,268
ProFund VP UltraMid-Cap	93,669	43,405	43,487
ProFund VP UltraSmall-Cap	54,078	40,218	5,954
ProFund VP UltraNASDAQ-100	14,634	8,856	10,415
ProFund VP Bear	52,634	20,899	16,853
ProFund VP Short Mid-Cap	7,947	5,371	4,973
ProFund VP Short Small-Cap	17,121	20,762	1,505
ProFund VP Short Dow 30	7,039	354	122
ProFund VP Short NASDAQ-100	9,634	878	1,528
ProFund VP Short International	363	601	417
ProFund VP Short Emerging Markets	84	12	0
ProFund VP UltraShort Dow 30	10,557	5,374	3,899
ProFund VP UltraShort NASDAQ-100	1,285	5,641	4,302
ProFund VP Banks	102,974	141,232	44,355
ProFund VP Basic Materials	100,170	69,634	37,523
ProFund VP Biotechnology	4,711	2,784	1,418
ProFund VP Consumer Goods	32,233	18,300	20,967
ProFund VP Consumer Services	15,822	9,937	16,724

	2008	2009	2010
ProFund VP Financials	$72,409	$67,218	$31,272
ProFund VP Health Care	47,723	24,780	6,355
ProFund VP Industrials	33,165	26,851	22,232
ProFund VP Internet	2,127	12,227	3,690
ProFund VP Oil & Gas	83,234	40,658	23,179
ProFund VP Pharmaceuticals	38,695	52,426	15,242
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	69,057	60,092	46,653
ProFund VP Semiconductor	3,992	16,837	4,770
ProFund VP Technology	11,468	15,152	5,208
ProFund VP Telecommunications	65,085	48,919	32,604
ProFund VP Utilities	83,430	43,103	14,799
ProFund VP U.S. Government Plus	4,503	2,895	905
ProFund VP Rising Rates Opportunity	4,823	4,439	2.007
ProFund VP Falling U.S. Dollar	193	193	78
ProFund VP Money Market	0	0	0

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds VP. The Board has engaged the Advisor to manage the ProFunds VP and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds VP in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the ProFunds VP, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls to discuss specific matters that may require action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board.

The Board oversight of the Trust and the ProFunds VP extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds VP meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or instruments, such as a derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trusts compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise. The CCO also oversees the Advisor’s Risk Management Committee, which meets periodically to assess and address areas of risk within the organization.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the ProFunds VP’s controls over financial reporting.

The Trustees, their age, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

William D. Fertig Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Managemente): Chief Investment Officer (September 2002 – present).	ProFunds (112) ProShares Trust (108) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to May 2007).	ProFunds (112) ProShares Trust (108) Access One Trust (3)	RSR Partners, Inc

Name, Address, and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Michael C. Wachs Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	Spring Mill Capital Management, LLC (Commercial Real Estate Investment): Principal (July 2009 to present); AMC Delancey Group, Inc. (Real Estate Development): President (January 2001 to May 2009).	ProFunds (112) ProShares Trust (108) Access One Trust (3)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112) ProShares Trust (108) Access One Trust (3)	None

*	The “Fund Complex” consists of all registered investment companies advised by ProFund Advisors LLC and any registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Each was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig, who joined the Board in June 2011, has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Wachs and Reynolds. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee has met five times, and the Board has met five times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None*	None*
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	None	None

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

*	Mr. Fertig joined the Board in June 2011.

As of April 4, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2010.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP,

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Compensation of Trustees

During 2010, each Independent Trustee, except Mr. Fertig, who joined the Board in June 2011, was paid a $133,500 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $6,375 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFunds VP’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2010.

Name:	Aggregate Compensation		Pension or Retirement Benefits Accrued as Part of Trust Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig	N/A	*	N/A	*	N/A	*	N/A	*
Russell S. Reynolds, III, Trustee	$32,335		$0		$0		$204,750
Michael C. Wachs, Trustee	$32,335		$0		$0		$204,750

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0		$0		$0		$0

*	Mr. Fertig joined the Board in June 2011.

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg Birth Date: 8/62	President	Indefinite; February 2003 to present	President of the Advisor; (April 1997 to present); ProShare Advisors (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of the Distributor (March 2008 to present).

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009).

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008).

Christopher E. Sabato	Treasurer	Indefinite; September 2009	Senior Vice President, Fund

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68		to present	Administration, Citi Fund Services Ohio, Inc. (2007 to present); employed by Citi Fund Services Ohio, Inc. in various other capacities (1993-2007).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.50% of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of the ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust and ProShares Trust.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds VP.

ADVISORY FEES

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$813,555	$70,598	$591,607	$92,554	$727,461	$51,914
ProFund VP Mid-Cap	13,726	3,225	31,018	3,058	72,382	2,621
ProFund VP Small-Cap	301,939	0	31,018	20,610	41,345	17,839
ProFund VP Dow 30	17,548	0	6,022	1,526	11,511	662
ProFund VP NASDAQ-100	370,186	49,022	315,070	59,924	316,565	37,641

	2008			2009		2010
	Earned	Waived		Earned	Waived	Earned	Waived
ProFund VP Large-Cap Value	$323,462	$62,037		$226,229	$59,853	$244,725	$58,947
ProFund VP Large-Cap Growth	435,209	62,951		250,724	52,548	256,713	46,415
ProFund VP Mid-Cap Value	314,184	49,831		166,562	46,071	230,811	51,722
ProFund VP Mid-Cap Growth	337,968	56,605		236,278	51,897	308,015	56,553
ProFund VP Small-Cap Value	220,441	73,185		154,715	67,010	224,906	73,295
ProFund VP Small-Cap Growth	271,647	62,000		238,207	69,247	248,880	56,867
ProFund VP Asia 30	864,481	34,562		645,350	86,231	656,344	47,672
ProFund VP Europe 30	505,097	27,257		331,436	44,384	337,349	11,988
ProFund VP International	9,156	2,435		57,490	614	84,868	2,094
ProFund VP Emerging Markets	44,451	2,277		121,621	4,016	236,843	0
ProFund VP Japan	107,540	8,603		77,723	11,990	89,218	9,693
ProFund VP UltraBull	252,922	45,173		161,493	21,540	170,610	20,469
ProFund VP UltraMid-Cap	257,074	33,814		141,447	28,245	226,060	26,216
ProFund VP UltraSmall-Cap	139,481	29,089		118,678	31,392	178,403	28,259
ProFund VP UltraNASDAQ-100	344,453	48,682		215,490	32,454	252,382	33,998
ProFund VP Bear	534,010	40,644		518,607	64,655	349,698	27,656
ProFund VP Short Mid-Cap	68,842	6,291		61,059	11,046	53,183	2,641
ProFund VP Short Small-Cap	183,464	12,997		176,695	30,439	93,505	12,898
ProFund VP Short Dow 30	5,261	2,159		3,274	3,126	3,493	2,163
ProFund VP Short NASDAQ-100	204,513	27,465		149,960	25,948	125,762	18,873
ProFund VP Short International	15,808	2,524		31,555	3,572	15,628	3,512
ProFund VP Short Emerging Markets	15,882	3,131		17,573	4,171	19,980	2,636
ProFund VP UltraShort Dow 30	7,679	1,827		11,524	3,096	15,787	2,828
ProFund VP UltraShort NASDAQ-100	11,386	3,032		18,039	3,011	25,110	3,943
ProFund VP Banks	100,474	25,713		81,466	20,121	58,988	14,661
ProFund VP Basic Materials	718,946	64,967		322,386	55,868	413,571	38,246
ProFund VP Biotechnology	130,935	17,019		94,297	17,476	73,296	9,574
ProFund VP Consumer Goods	75,229	25,335		80,230	20,880	129,981	22,386
ProFund VP Consumer Services	19,467	19,467	*	22,589	22,315	102,091	31,902
ProFund VP Financials	192,985	47,598		170,665	41,989	219,617	32,174

	2008		2009			2010
	Earned	Waived	Earned	Waived		Earned	Waived
ProFund VP Health Care	$234,669	$31,439	$155,556	$24,632		$183,497	$14,592
ProFund VP Industrials	119,004	33,580	62,116	32,510		135,975	34,362
ProFund VP Internet	51,622	7,991	64,002	11,878		72,558	11,131
ProFund VP Oil & Gas	1,113,094	107,788	578,022	96,844		540,527	59,208
ProFund VP Pharmaceuticals	85,586	12,044	112,686	19,552		64,433	7,775
ProFund VP Precious Metals	1,081,718	65,075	820,181	131,399		1,022,662	99,845
ProFund VP Real Estate	177,869	29,686	88,370	21,930		171,797	29,884
ProFund VP Semiconductor	24,967	9,134	43,676	11,540		23,353	7,564
ProFund VP Technology	107,735	11,920	129,094	18,604		118,739	8,470
ProFund VP Telecommunications	118,112	18,374	60,579	14,716		97,797	12,061
ProFund VP Utilities	613,391	67,543	218,605	43,691		259,590	26,008
ProFund VP U.S. Government Plus	455,944	78,688	318,190	87,358		319,052	49,971
ProFund VP Rising Rates Opportunity	497,412	19,812	401,742	33,400		415,821	16,263
ProFund VP Falling U.S. Dollar	95,219	2,449	14,264	1,957		11,519	1,369
ProFund VP Money Market	1,916,805	1,077,920	1,972,174	1,972,174	**	1,659,393	1,659,393	***

*	Amount does not reflect $282 reimbursed to the Fund.
**	Amount does not reflect $1,315,096 reimbursed to the Fund.
***	Amount does not reflect $1,110,861 reimbursed to the Fund.

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through April 30, 2012, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows: 1.38% and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.68% for all other ProFunds VP. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2008 Recouped	2009 Recouped	2010 Recouped
ProFund VP Bull	$0	$0	$0
ProFund VP Mid-Cap	0	0	0
ProFund VP Small-Cap	0	0	0
ProFund VP Dow 30	246	0	0

	2008 Recouped	2009 Recouped	2010 Recouped
ProFund VP NASDAQ-100	$0	$0	$0
ProFund VP Large-Cap Value	0	0	0
ProFund VP Large-Cap Growth	0	0	0
ProFund VP Mid-Cap Value	0	0	0
ProFund VP Mid-Cap Growth	0	0	0
ProFund VP Small-Cap Value	0	0	0
ProFund VP Small-Cap Growth	0	0	0
ProFund VP Asia 30	0	0	0
ProFund VP Europe 30	0	0	0
ProFund VP International	0	0	3,927
ProFund VP Emerging Markets	0	0	388
ProFund VP Japan	0	0	0
ProFund VP UltraBull	0	0	0
ProFund VP UltraMid-Cap	0	0	0
ProFund VP UltraSmall-Cap	0	0	0
ProFund VP Short Dow 30	0	0	0
ProFund VP UltraNASDAQ-100	0	0	0
ProFund VP UltraShort Dow 30	0	0	0
ProFund VP UltraShort NASDAQ-100	0	0	0
ProFund VP Bear	0	0	0
ProFund VP Short Mid-Cap	0	0	0
ProFund VP Short Small-Cap	0	0	0
ProFund VP Short NASDAQ-100	0	0	0
ProFund VP Banks	0	0	0
ProFund VP Short International	0	0	0
ProFund VP Short Emerging Markets	0	0	0
ProFund VP Basic Materials	0	0	0
ProFund VP Biotechnology	0	0	0
ProFund VP Consumer Goods	0	0	0
ProFund VP Consumer Services	0	0	0
ProFund VP Financials	0	0	0
ProFund VP Health Care	0	0	0

	2008 Recouped	2009 Recouped	2010 Recouped
ProFund VP Industrials	$0	$0	$0
ProFund VP Internet	0	0	0
ProFund VP Oil & Gas	0	0	0
ProFund VP Pharmaceuticals	0	0	0
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	0	0	0
ProFund VP Semiconductor	0	0	0
ProFund VP Technology	0	0	0
ProFund VP Telecommunications	0	0	0
ProFund VP Utilities	0	0	0
ProFund VP U.S. Government Plus	0	0	0
ProFund VP Rising Rates Opportunity	0	0	0
ProFund VP Falling U.S. Dollar	0	0	0
ProFund VP Money Market	0	0	0

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors a fee at the annual rate of 0.10% of the average daily net assets for each ProFund VP.

For the fiscal years ended December 31, 2008, 2009 and 2010, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$130,639	$31,576	$78,880	$12,340	$96,994	$6,922
ProFund VP Mid-Cap	1,896	496	4,136	408	9,651	349
ProFund VP Small-Cap	49,782	9,523	4,136	2,748	5,513	2,378
ProFund VP Dow 30	2,808	468	803	203	1,535	88
ProFund VP NASDAQ-100	59,216	16,393	42,009	7,990	42,208	5,019
ProFund VP Large-Cap Value	52,112	17,255	30,164	7,980	32,630	7,860
ProFund VP Large-Cap Growth	69,264	19,628	33,430	7,006	34,228	6,189
ProFund VP Mid-Cap Value	50,453	15,205	22,208	6,143	30,775	6,896
ProFund VP Mid-Cap Growth	53,310	15,794	31,503	6,919	41,068	7,540
ProFund VP Small-Cap Value	33,859	14,224	20,628	8,934	29,987	9,773
ProFund VP Small-Cap Growth	41,839	13,885	31,761	9,233	33,184	7,582
ProFund VP Asia 30	141,222	30,564	86,046	11,497	87,512	6,356
ProFund VP Europe 30	81,315	17,602	44,191	5,918	44,979	1,599
ProFund VP International	1,338	442	7,665	82	11,316	279
ProFund VP Emerging Markets	6,380	757	16,216	535	31,579	0
ProFund VP Japan	17,170	3,978	10,363	1,599	11,896	1,292
ProFund VP UltraBull	40,640	12,940	21,532	2,872	22,748	2,729
ProFund VP UltraMid-Cap	41,404	11,636	18,859	3,766	30,141	3,495
ProFund VP UltraSmall-Cap	21,761	7,041	15,824	4,186	23,787	3,768
ProFund VP UltraNASDAQ-100	55,201	15,764	28,732	4,327	33,651	4,533
ProFund VP Bear	81,862	16,078	69,147	8,621	46,626	3,687
ProFund VP Short Mid-Cap	11,295	2,956	8,141	1,473	7,091	353
ProFund VP Short Small-Cap	29,389	6,660	23,559	4,058	12,467	1,719
ProFund VP Short Dow 30	745	332	437	417	466	288
ProFund VP Short NASDAQ-100	33,351	9,744	19,995	3,460	16,768	2,516
ProFund VP Short International	2,219	447	4,207	476	2,084	468
ProFund VP Short Emerging Markets	2,281	580	2,343	556	2,664	352

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP UltraShort Dow 30	$1,184	$487	$1,537	$413	$2,105	$377
ProFund VP UltraShort NASDAQ-100	1,717	603	2,405	401	3,348	526
ProFund VP Banks	15,294	5,325	10,862	2,683	7,865	1,955
ProFund VP Basic Materials	115,647	28,448	42,984	7,449	55,142	5,099
ProFund VP Biotechnology	19,143	3,954	12,573	2,330	9,773	1,276
ProFund VP Consumer Goods	12,040	5,387	10,697	2,784	17,331	2,985
ProFund VP Consumer Services	3,050	3,050	3,012	2,975	13,612	4,254
ProFund VP Financials	29,698	10,312	22,755	5,598	29,282	4,290
ProFund VP Health Care	37,361	10,263	20,741	3,284	24,466	1,945
ProFund VP Industrials	19,004	7,614	8,282	4,335	18,130	4,582
ProFund VP Internet	8,345	2,527	8,534	1,584	9,674	1,484
ProFund VP Oil & Gas	177,613	43,569	77,069	12,912	72,070	7,894
ProFund VP Pharmaceuticals	13,385	3,580	15,025	2,607	8,591	1,037
ProFund VP Precious Metals	177,512	41,956	109,357	17,520	136,354	13,312
ProFund VP Real Estate	28,264	8,506	11,783	2,924	22,906	3,984
ProFund VP Semiconductor	4,018	1,907	5,823	1,538	3,114	1,009
ProFund VP Technology	17,281	4,506	17,212	2,480	15,832	1,129
ProFund VP Telecommunications	18,923	5,624	8,077	1,962	13,040	1,608
ProFund VP Utilities	102,124	29,343	29,147	5,825	34,612	3,468
ProFund VP U.S. Government Plus	108,583	33,130	63,638	17,472	63,810	9,994
ProFund VP Rising Rates Opportunity	78,332	14,651	53,565	4,453	55,442	2,168
ProFund VP Falling U.S. Dollar	14,675	2,305	1,902	261	1,536	183
ProFund VP Money Market	298,141	186,287	262,955	262,955	221,251	221,251

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of January 31, 2011.

Name of Portfolio Manager	Number of Registered Investment Company Accounts/Total Assets[1]		Number of Other Pooled Investment Vehicles/Total Assets[2]		Number of Other Accounts/Total Assets[3]
Todd Johnson	213	$25,385,375,186	12	$2,035,453,913	39	$2,352,665,599.00
Howard Rubin	213	$25,385,375,186	12	$2,035,453,913	39	$2,352,665,599.00
Hratch Najarian	86	$11,393,979,339	0	$0	0	$0
Michael Neches	71	$5,057,141,136	0	$0	0	$0
Jeffrey Ploshnick	6	$332,991,077	4	$664,849,101	0	$0
Michelle Liu	10	$7,154,522,717	0	$0	0	$0
Alexander Ilyasov	37	$1,364,520,538	0	$0	0	$0

1	Includes assets of available series of ProFunds, available series of Access One Trust, and available series of ProShares Trust.
2	Includes assets of available series of ProShares Trust II.
3	Includes sub-advised registered investment companies and exchange-traded funds.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the ProFunds VP managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of January 31, 2011 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the ProFunds VP Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Todd Johnson	$0	$0
Howard Rubin	0	0
Hratch Najarian	0	0
Michael Neches	0	0
Jeffrey Ploshnick	0	0
Michelle Liu	0	0
Alexander Ilyasov	0	0

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as a ProFund VP. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined in the Investment Advisers Act of 1940) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of rule 17j-1 under the 1940 Act and rule 204A-1 under the Investment Advisers Act of 1940, as amended.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each non-money market ProFund VP is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have adopted a consolidated code of ethics (the “COE”) under rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS as an experienced resource in the proxy voting and corporate governance area. ISSISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available without charge, upon request (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds VP voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund VP’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information for ProFund VP

Money Market is also filed with the SEC monthly. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”),, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of a ProFund VP’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement. Each ProFund VP may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2008, 2009 and 2010, Citi, as Administrator was entitled to, and waived, administration fees in the following amounts for each of the ProFunds VP:

Administration Fees

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$37,762	$0	$33,052	$0	$40,933	$0
ProFund VP Mid-Cap	673	0	1,695	0	4,133	0
ProFund VP Small-Cap	13,722	0	1,743	0	2,325	0
ProFund VP Dow 30	850	0	348	0	578	0
ProFund VP NASDAQ-100	17,062	0	17,527	0	17,705	0
ProFund VP Large-Cap Value	15,306	0	12,611	0	13,799	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Large-Cap Growth	$20,189	$0	$13,963	$0	$14,295	$0
ProFund VP Mid-Cap Value	14,533	0	9,251	0	13,279	0
ProFund VP Mid-Cap Growth	15,686	0	13,060	0	17,069	0
ProFund VP Small-Cap Value	10,613	0	8,703	0	12,814	0
ProFund VP Small-Cap Growth	12,933	0	13,220	0	13,574	0
ProFund VP Asia 30	39,551	0	35,740	0	36,687	0
ProFund VP Europe 30	23,451	0	18,480	0	18,899	0
ProFund VP International	473	0	3,169	0	4,668	0
ProFund VP Emerging Markets	2,098	0	6,678	0	13,039	0
ProFund VP Japan	5,017	0	4,317	0	4,885	0
ProFund VP UltraBull	12,252	0	8,901	0	9,851	0
ProFund VP UltraMid-Cap	11,816	0	8,001	0	12,170	0
ProFund VP UltraSmall-Cap	6,803	0	6,782	0	9,969	0
ProFund VP UltraNASDAQ-100	16,121	0	11,781	0	14,370	0
ProFund VP Bear	26,082	0	29,120	0	19,725	0
ProFund VP Short Mid-Cap	3,372	0	3,483	0	3,150	0
ProFund VP Short Small-Cap	8,969	0	9,835	0	5,493	0
ProFund VP Short Dow 30	284	0	177	0	188	0
ProFund VP Short NASDAQ-100	9,969	0	8,481	0	7,222	0
ProFund VP Short International	854	0	1,769	0	874	0
ProFund VP Short Emerging Markets	829	0	989	0	1,140	0
ProFund VP UltraShort Dow 30	364	0	653	0	928	0
ProFund VP UltraShort NASDAQ-100	548	0	1,012	0	1,473	0
ProFund VP Banks	5,028	0	4,564	0	3,388	0
ProFund VP Basic Materials	33,031	0	17,974	0	23,050	0
ProFund VP Biotechnology	6,455	0	5,331	0	4,322	0
ProFund VP Consumer Goods	3,612	0	4,457	0	7,368	0
ProFund VP Consumer Services	945	0	1,255	0	5,727	0
ProFund VP Financials	9,284	0	9,502	0	12,482	0
ProFund VP Health Care	11,249	0	8,738	0	10,418	0
ProFund VP Industrials	5,571	0	3,440	0	7,828	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Internet	$2,387	$0	$3,537	$0	$3,955	$0
ProFund VP Oil & Gas	51,991	0	32,203	0	29,345	0
ProFund VP Pharmaceuticals	4,097	0	6,296	0	3,655	0
ProFund VP Precious Metals	49,133	0	45,442	0	57,155	0
ProFund VP Real Estate	8,277	0	4,948	0	9,911	0
ProFund VP Semiconductor	1,161	0	2,511	0	1,312	0
ProFund VP Technology	5,039	0	7,081	0	6,726	0
ProFund VP Telecommunications	5,477	0	3,379	0	5,392	0
ProFund VP Utilities	28,258	0	12,406	0	14,615	0
ProFund VP U.S. Government Plus	31,939	0	26,297	0	26,131	0
ProFund VP Rising Rates Opportunity	23,952	0	22,320	0	23,757	0
ProFund VP Falling U.S. Dollar	4,378	0	794	0	666	0
ProFund VP Money Market	83,690	0	114,920	0	97,197	0

Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2008, 2009 and 2010, Citi, as fund accounting agent, was entitled to, and waived, fees in the following amounts for each of the ProFunds VP:

Fund Accounting Fees

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$71,388	$0	$70,481	$0	$80,900	$0
ProFund VP Mid-Cap	1,252	0	3,446	0	7,750	0
ProFund VP Small-Cap	28,588	0	8,554	0	10,659	0
ProFund VP Dow 30	1,586	0	705	0	1,113	0
ProFund VP NASDAQ-100	30,853	0	36,435	0	34,269	0
ProFund VP Large-Cap Value	29,987	0	28,075	0	28,178	0
ProFund VP Large-Cap Growth	37,832	0	30,364	0	28,992	0
ProFund VP Mid-Cap Value	27,656	0	20,627	0	26,369	0
ProFund VP Mid-Cap Growth	29,313	0	28,198	0	33,710	0
ProFund VP Small-Cap Value	22,227	0	20,379	0	26,484	0
ProFund VP Small-Cap Growth	25,647	0	29,271	0	27,995	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Asia 30	$69,725	$0	$72,883	$0	$69,786	$0
ProFund VP Europe 30	41,644	0	37,628	0	35,760	0
ProFund VP International	$809	$0	$6,322	$0	$8,733	$0
ProFund VP Emerging Markets	3,679	0	13,540	0	25,232	0
ProFund VP Japan	8,945	0	8,836	0	9,216	0
ProFund VP UltraBull	25,671	0	21,440	0	22,136	0
ProFund VP UltraMid-Cap	23,491	0	18,921	0	25,037	0
ProFund VP UltraSmall-Cap	17,585	0	19,052	0	24,668	0
ProFund VP UltraNASDAQ-100	29,023	0	24,542	0	27,703	0
ProFund VP Bear	48,022	0	59,851	0	38,007	0
ProFund VP Short Mid-Cap	6,029	0	7,049	0	5,924	0
ProFund VP Short Small-Cap	15,933	0	20,227	0	10,455	0
ProFund VP Short Dow 30	583	0	376	0	365	0
ProFund VP Short NASDAQ-100	18,015	0	17,263	0	13,991	0
ProFund VP Short International	1,734	0	3,721	0	1,699	0
ProFund VP Short Emerging Markets	1,646	0	2,076	0	2,205	0
ProFund VP UltraShort Dow 30	655	0	1,325	0	1,687	0
ProFund VP UltraShort NASDAQ-100	1,002	0	2,054	0	2,724	0
ProFund VP Banks	9,941	0	9,777	0	6,791	0
ProFund VP Basic Materials	57,864	0	36,780	0	43,827	0
ProFund VP Biotechnology	12,358	0	11,198	0	8,148	0
ProFund VP Consumer Goods	7,571	0	9,993	0	14,693	0
ProFund VP Consumer Services	2,968	0	3,863	0	12,041	0
ProFund VP Financials	18,348	0	20,976	0	25,263	0
ProFund VP Health Care	21,389	0	18,788	0	20,657	0
ProFund VP Industrials	11,460	0	8,600	0	16,089	0
ProFund VP Internet	4,460	0	7,485	0	7,793	0
ProFund VP Oil & Gas	92,183	0	66,523	0	56,375	0
ProFund VP Pharmaceuticals	7,725	0	13,290	0	7,131	0
ProFund VP Precious Metals	86,665	0	93,052	0	109,482	0
ProFund VP Real Estate	15,206	0	10,449	0	19,222	0
ProFund VP Semiconductor	2,477	0	5,510	0	2,827	0

	2008		2009		2010
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Technology	$9,861	$0	$15,571	$0	$13,886	$0
ProFund VP Telecommunications	9,884	0	7,129	0	10,555	0
ProFund VP Utilities	$50,122	$0	$25,822	$0	$28,383	$0
ProFund VP U.S. Government Plus	59,357	0	54,527	0	50,520	0
ProFund VP Rising Rates Opportunity	43,158	0	45,748	0	44,830	0
ProFund VP Falling U.S. Dollar	7,642	0	1,626	0	1,265	0
ProFund VP Money Market	155,538	0	238,191	0	186,936	0

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the ProFunds VP’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 41 South High Street, Suite 2500, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2010, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$242,487	$0
ProFund VP Mid-Cap	24,127	0
ProFund VP Small-Cap	13,782	0
ProFund VP Dow 30	3,837	0
ProFund VP NASDAQ-100	105,521	0
ProFund VP Large-Cap Value	81,575	0
ProFund VP Large-Cap Growth	85,571	0
ProFund VP Mid-Cap Value	76,937	0
ProFund VP Mid-Cap Growth	102,672	0
ProFund VP Small-Cap Value	74,969	0
ProFund VP Small-Cap Growth	82,960	0
ProFund VP Asia 30	218,781	0
ProFund VP Europe 30	112,450	0
ProFund VP International	28,289	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Emerging Markets	$78,948	$0
ProFund VP Japan	29,739	0
ProFund VP UltraBull	56,870	0
ProFund VP UltraMid-Cap	75,353	0
ProFund VP UltraSmall-Cap	59,468	0
ProFund VP UltraNASDAQ-100	84,128	0
ProFund VP Bear	116,566	0
ProFund VP Short Mid-Cap	17,728	0
ProFund VP Short Small-Cap	31,168	0
ProFund VP Short Dow 30	1,164	0
ProFund VP Short NASDAQ-100	41,921	0
ProFund VP Short International	5,209	0
ProFund VP Short Emerging Markets	6,660	0
ProFund VP UltraShort Dow 30	5,262	0
ProFund VP UltraShort NASDAQ-100	8,370	0
ProFund VP Banks	19,663	0
ProFund VP Basic Materials	137,857	0
ProFund VP Biotechnology	24,432	0
ProFund VP Consumer Goods	43,327	0
ProFund VP Consumer Services	34,031	0
ProFund VP Financials	73,206	0
ProFund VP Health Care	61,166	0
ProFund VP Industrials	45,325	0
ProFund VP Internet	24,186	0
ProFund VP Oil & Gas	180,176	0
ProFund VP Pharmaceuticals	21,477	0
ProFund VP Precious Metals	340,887	0
ProFund VP Real Estate	57,266	0
ProFund VP Semiconductor	7,784	0
ProFund VP Technology	39,580	0
ProFund VP Telecommunications	32,599	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Utilities	$86,530	$0
ProFund VP U.S. Government Plus	159,526	0
ProFund VP Rising Rates Opportunity	138,607	0
ProFund VP Falling U.S. Dollar	3,840	0
ProFund VP Money Market	448,324	0

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds VP and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds VP as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds VP, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund VP’s shares or the amount a ProFund VP will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds VP. Dealers may not use sales of the ProFunds VP’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund VP may use financial firms that sell ProFund VP shares to effect transactions for the ProFund VP’s portfolio, the ProFund VP and ProFund Advisors will not consider the sale of ProFund VP shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the Prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2008, 2009 and 2010, each ProFund VP listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES
	2008	2009	2010
ProFund VP Bull	$352,223	$247,957	$293,210
ProFund VP Mid-Cap	4,203	10,010	23,916
ProFund VP Small-Cap	100,507	9,903	13,632
ProFund VP Dow 30	91	73	272
ProFund VP NASDAQ-100	168,334	138,991	133,806
ProFund VP Large-Cap Value	147,833	103,336	111,494
ProFund VP Large-Cap Growth	199,351	114,147	115,782
ProFund VP Mid-Cap Value	146,084	77,544	107,087
ProFund VP Mid-Cap Growth	157,250	110,188	142,506
ProFund VP Small-Cap Value	99,319	66,402	97,093

ProFund VP Small-Cap Growth	120,454	105,663	109,296
ProFund VP Asia 30	352,869	257,894	247,588

	ADMINISTRATIVE SERVICE FEES
	2008	2009	2010
ProFund VP Europe 30	$204,746	$135,384	$136,268
ProFund VP International	2,690	18,923	27,621
ProFund VP Emerging Markets	14,410	40,568	77,435
ProFund VP Japan	49,639	35,610	40,628
ProFund VP UltraBull	100,810	61,908	57,378
ProFund VP UltraMid-Cap	116,095	62,028	100,727
ProFund VP UltraSmall-Cap	59,487	46,621	70,716
ProFund VP UltraNASDAQ-100	154,396	93,526	108,390
ProFund VP Bear	243,172	229,446	149,916
ProFund VP Short Mid-Cap	29,410	24,105	18,746
ProFund VP Short Small-Cap	76,877	71,003	34,934
ProFund VP Short Dow 30	101	123	163
ProFund VP Short NASDAQ-100	92,836	63,646	52,881
ProFund VP Short International	4,648	10,238	4,855
ProFund VP Short Emerging Markets	4,784	5,584	6,293
ProFund VP UltraShort Dow 30	1,352	2,495	3,992
ProFund VP UltraShort NASDAQ-100	2,433	4,602	5,320
ProFund VP Banks	46,828	37,822	27,192
ProFund VP Basic Materials	324,383	142,063	178,338
ProFund VP Biotechnology	61,013	43,721	33,313
ProFund VP Consumer Goods	35,073	37,426	60,060
ProFund VP Consumer Services	8,932	10,131	46,040
ProFund VP Financials	76,706	66,926	85,896
ProFund VP Health Care	98,137	61,228	73,882
ProFund VP Industrials	55,502	28,959	63,066
ProFund VP Internet	23,930	29,706	33,608
ProFund VP Oil & Gas	500,712	254,283	231,193
ProFund VP Pharmaceuticals	38,255	48,356	28,250

ProFund VP Precious Metals	486,191	365,447	450,296
ProFund VP Real Estate	82,787	40,843	78,462

	ADMINISTRATIVE SERVICE FEES
	2008	2009	2010
ProFund VP Semiconductor	$11,657	$20,283	$10,701
ProFund VP Technology	37,216	46,992	40,227
ProFund VP Telecommunications	54,284	27,484	43,467
ProFund VP Utilities	279,575	98,405	112,389
ProFund VP U.S. Government Plus	294,522	202,104	197,233
ProFund VP Rising Rates Opportunity	190,163	154,030	163,413
ProFund VP Falling U.S. Dollar	31,327	4,781	3,840
ProFund VP Money Market	283,480	312,351	254,804

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer service fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; product description; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

Control Persons and Principal Holders of Securities

As of April 4, 2011, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

See Appendix D to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies and pension or retirement plans). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, shares of each ProFund VP will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company segregated asset accounts generally will not be subject to income tax currently on income from a ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned for U.S. federal income tax purposes by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under applicable federal income tax rules that may not be described herein.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund VP generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this paragraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund VP’s taxable year, (i) at least 50% of the value of the ProFund VP’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the ProFund VP controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each ProFund VP intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular ProFund VP investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the ProFund VP’s ability to meet the diversification test in paragraph (b) above. Also for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, a ProFund VP were to fail to satisfy the income test or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, (1) the ProFund VP would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions by the ProFund VP from earnings and profits, including distributions of net long-term capital gain, would be taxable to shareholders as dividend income. In order to re-qualify for taxation as a RIC, the ProFund VP may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Investments by a ProFund VP in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by a ProFund VP in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the ProFund VP to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the ProFund VP, the ProFund VP may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the ProFund VP.

Some ProFunds VP may invest in real estate investment trusts (“REITs”), including REITs that may hold residual interests in real estate mortgage investment conduits (“REMICs”) and REITs constituting or owning taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the ProFund VP’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or its equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of U.S. federal income tax. The notice specifically provides, and the regulations are expected to provide, that in the case of a RIC, such as each of the ProFunds VP, excess inclusion income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had held the related interest directly. Thus, excess inclusion income will not qualify for an exemption from tax under the provisions generally applicable to life insurance company separate accounts or qualified retirement plans, respectively.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any RIC whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of RIC for purposes of this exception to the exise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not take into account.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these requirements are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

Failure by a ProFund VP to both qualify as a RIC and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of ProFunds VP’s investment objectives and strategies are not materially narrower in focus than the investment strategies described in IRS rulings in which strategies, such as investing in large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the ProFunds VP as described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund VP’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in a ProFund VP based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, insurance companies, and pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a ProFund VP.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, The Frank Russell Company, Value Line Investment Survey, NYSE Aleternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the

Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds VP’s annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500®/Citigroup Value Index,” “S&P 500®/Citigroup Growth Index,” “S&P Mid-Cap 400®/Citigroup Growth Index,” “S&P Mid-Cap 400®/Citigroup Value Index,” “S&P Small-Cap 600®/Citigroup Growth Index,” and “S&P Small-Cap 600®/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “ICE Futures U.S.®” and Intercontinental Exchange® are registered trademarks of the Intercontinental Exchange Inc. The U.S. Dollar Index ® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP Dow 30 or Sector ProFunds VP (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•

The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT

OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the ProFunds VP. Morgan Stanley has no obligation to take the needs of the ProFunds VP into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the ProFunds VP or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the ProFunds VP in connection with the administration of the ProFunds VP, or the marketing or trading of shares of the ProFunds VP. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the ProFunds VP, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2010 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS ASIA 30 INDEX

As of April 1, 2011

Ticker	Name	Industry	Country	Type
AUO	AU OPTR-SPON ADR	Electronics	TAIWAN	ADR
BHP	BHP BILLITON-ADR	Mining	AUSTRALIA	ADR
BIDU	BAIDU INC-SP ADR	Internet	CHINA	ADR
CEO	CNOOC LTD-ADR	Oil&Gas	HONG KONG	ADR
CHL	CHINA MOBILE-ADR	Telecommunications	HONG KONG	ADR
CHU	CHINA UNICOM-ADR	Telecommunications	HONG KONG	ADR
CTRP	CTRIP.COM-ADR	Internet	CHINA	ADR
EDU	NEW ORIENTAL-ADR	Commercial Services	CHINA	ADR
FMCN	FOCUS MEDIA-ADR	Advertising	CHINA	ADR
HDB	HDFC BANK-ADR	Banks	INDIA	ADR
HSOL	HANWHA SOLAR-ADR	Semiconductors	CHINA	ADR
IBN	ICICI BANK-ADR	Banks	INDIA	ADR
INFY	INFOSYS TECH-ADR	Computers	INDIA	ADR
JASO	JA SOLAR HOL-ADR	Energy-Alternate Sources	CHINA	ADR
LDK	LDK SOLAR CO-ADR	Energy-Alternate Sources	CHINA	ADR
LFC	CHINA LIFE-ADR	Insurance	CHINA	ADR
LPL	LG DISPLAY-ADR	Electronics	SOUTH KOREA	ADR
MPEL	MELCO CROWN-ADR	Lodging	HONG KONG	ADR
MR	MINDRAY MEDI-ADR	Healthcare-Products	CHINA	ADR
NTES	NETEASE.COM-ADR	Internet	CHINA	ADR
PKX	POSCO-ADR	Iron/Steel	SOUTH KOREA	ADR
PTR	PETROCHINA -ADR	Oil&Gas	CHINA	ADR
SKM	SK TELECOM-ADR	Telecommunications	SOUTH KOREA	ADR
SLT	STERLITE IND-ADR	Mining	INDIA	ADR
SOL	RENESOLA LTD-ADR	Semiconductors	CHINA	ADR
STP	SUNTECH POWE-ADR	Electrical Compo&Equip	CHINA	ADR
TSL	TRINA SOLAR-ADR	Energy-Alternate Sources	CHINA	ADR
TSM	TAIWAN SEMIC-ADR	Semiconductors	TAIWAN	ADR
TTM	TATA MOTORS-ADR	Auto Manufacturers	INDIA	ADR
YGE	YINGLI GREEN-ADR	Electrical Compo&Equip	CHINA	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

APPENDIX B

PROFUNDS EUROPE 30 INDEX

As of April 1, 2011

Ticker	Name	Industry	Country	Type
ALU	ALCATEL-LUCE-ADR	Telecommunications	FRANCE	ADR
ARMH	ARM HOLDINGS-ADR	Semiconductors	BRITAIN	ADR
ASML	ASML HOLDING-NY	Semiconductors	NETHERLANDS	NY Registered Shares
AZN	ASTRAZENECA-ADR	Pharmaceuticals	BRITAIN	ADR
BBL	BHP BILLITON-ADR	Mining	BRITAIN	ADR
BCS	BARCLAYS PLC-ADR	Banks	BRITAIN	ADR
BP	BP PLC-ADR	Oil&Gas	BRITAIN	ADR
BUD	ANHEUSER-SPN ADR	Beverages	BELGIUM	ADR
DEO	DIAGEO PLC-ADR	Beverages	BRITAIN	ADR
E	ENI SPA-ADR	Oil&Gas	ITALY	ADR
ERIC	ERICSSON LM-ADR	Telecommunications	SWEDEN	ADR
ESV	ENSCO PLC-ADR	Oil&Gas	BRITAIN	ADR
GSK	GLAXOSMITHKL-ADR	Pharmaceuticals	BRITAIN	ADR
HBC	HSBC HOLDING-ADR	Banks	BRITAIN	ADR
MT	ARCELORMITTAL-NY	Iron/Steel	LUXEMBOURG	NY Registered Shares
NOK	NOKIA CORP-ADR	Telecommunications	FINLAND	ADR
PHG	PHILIPS ELEC-NY	Electronics	NETHERLANDS	NY Registered Shares
RDS.A	ROYAL DUTCH-ADR	Oil&Gas	NETHERLANDS	ADR
RIO	RIO TINTO-ADR	Mining	BRITAIN	ADR
SAP	SAP AG-SPONS ADR	Software	GERMANY	ADR
SHPGY	SHIRE PLC-ADR	Pharmaceuticals	IRELAND	ADR
SI	SIEMENS AG-ADR	Miscellaneous Manufactur	GERMANY	ADR
SNY	SANOFI-AVENT-ADR	Pharmaceuticals	FRANCE	ADR
STD	BANCO SANTAN-ADR	Banks	SPAIN	ADR
STO	STATOIL ASA-ADR	Oil&Gas	NORWAY	ADR
TEF	TELEFONICA-ADR	Telecommunications	SPAIN	ADR
TOT	TOTAL SA-SP ADR	Oil&Gas	FRANCE	ADR
TS	TENARIS-ADR	Metal Fabricate/Hardware	LUXEMBOURG	ADR
UN	UNILEVER NV-NYS	Food	NETHERLANDS	NY Registered Shares
VOD	VODAFONE GRP-ADR	Telecommunications	BRITAIN	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

APPENDIX D

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of a ProFund VP. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 4, 2011, the following persons owned 25% or more of the shares of a ProFund VP and may be deemed to control a ProFund VP. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP MONEY MARKET	SUN LIFE ASSURANCE COMPANY OF CANADA – US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS, MA 02481	N/A	Sun Life Financial	32.29%

PROFUND VP MONEY MARKET	GREAT WEST LIFE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	CO	Power Financial Corporation	31.44%

PROFUND VP BULL	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	57.01%

PROFUND VP ULTRABULL	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	52.50%

PROFUND VP BEAR	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	78.17%

PROFUND VP ULTRANASDAQ-100	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	87.58%

PROFUND VP ULTRASHORT NASDAQ-100	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	ND	Sammons Financial Group	59.40%

PROFUND VP ULTRASMALL-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	61.88%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP ULTRASMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	31.02%

PROFUND VP EUROPE 30	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	69.87%

PROFUND VP JAPAN	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	87.62%

PROFUND VP SMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	93.44%

PROFUND VP NASDAQ-100	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	61.28%

PROFUND VP NASDAQ-100	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	28.63%

PROFUND VP BANKS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	95.38%

PROFUND VP BASIC MATERIALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	66.14%

PROFUND VP BIOTECHNOLOGY	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	78.62%

PROFUND VP CONSUMER SERVICES	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	83.20%
PROFUND VP CONSUMER GOODS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	89.59%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP OIL & GAS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	67.13%

PROFUND VP UTILITIES	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	76.23%

PROFUND VP TELECOMMUNICATIONS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	74.81%

PROFUND VP TECHNOLOGY	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	63.60%

PROFUND VP TECHNOLOGY	LINCOLN NATIONAL LIFE INSURANCE CO. 1300 SOUTH CLINTON STREET MAIL STOP 2H17 FORT WAYNE, IN 46802	IN	Lincoln National Corporation	34.29%

PROFUND VP SEMICONDUCTOR	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	98.61%

PROFUND VP REAL ESTATE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	89.79%

PROFUND VP PRECIOUS METALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	78.83%

PROFUND VP PHARMACEUTICALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	73.90%

PROFUND VP PHARMACEUTICALS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	25.71%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP INTERNET	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	96.00%

PROFUND VP INDUSTRIALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	90.30%

PROFUND VP HEALTH CARE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	76.34%

PROFUND VP FINANCIALS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	59.61%

PROFUND VP SMALL-CAP VALUE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP SUB ACCOUNT 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	68.71%

PROFUND VP SMALL-CAP GROWTH	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	90.52%

PROFUND VP MID-CAP VALUE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	96.04%

PROFUND VP MID-CAP GROWTH	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	94.54%

PROFUND VP ULTRA MID-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	93.91%

PROFUND VP MID-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	88.40%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP SHORT NASDAQ-100	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	60.64%

PROFUND VP ASIA 30	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	60.69%

PROFUND VP U.S. GOVERNMENT PLUS	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	67.42%

PROFUND VP RISING RATES OPPORTUNITY	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	59.93%

PROFUND VP LARGE CAP VALUE	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	84.66%

PROFUND VP LARGE CAP GROWTH	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	90.89%

PROFUND VP SHORT SMALL-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	46.22%

PROFUND VP SHORT SMALL-CAP	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	36.87%

PROFUND VP SHORT MID-CAP	AMERICAN SKANDIA ANNUITIES LIFE ASSURANCE CORP 213 WASHINGTON STREET, 7TH FLOOR NEWARK, NJ 07102	CT	American Skandia Life Assurance Corp.	96.84%

PROFUND VP FALLING U.S. DOLLAR	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	89.59%

FUND	NAME AND ADDRESS	STATE OF INCORPORATION	PARENT COMPANY	PERCENTAGE OF SHARES OF THE FUND
PROFUND VP ULTRASHORT DOW 30	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES, IA 503250997	SD	Sammons Financial Group	97.22%

PROFUND VP INTERNATIONAL	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	71.90%

PROFUND VP SHORT INTERNATIONAL	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	65.03%

PROFUND VP EMERGING MARKETS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	84.88%

PROFUND VP SHORT EMERGING MARKETS	WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499	OH	Transamerica Corporation	79.19%

PROFUND VP DOW 30	SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	DE	Sun Life Financial, Inc.	66.01%

As of April 4, 2011, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP MONEY MARKET
SUN LIFE ASSURANCE COMPANY OF CANADA - US
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS, MA 02481	59,491,852	32.29%

GREAT WEST LIFE & ANNUITY
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE, CO 80111	57,924,837	31.44%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	35,089,646	19.05%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	21,631,936	11.74%

PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
NEWARK, NJ 07102	2,312,921	57.01%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	608,758	15.01%

ING USA ANNUITY AND LIFE INSURANCE CO
ONE ORANGE WAY
WINDSOR, CT 060954774	544,562	13.41%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	341,713	8.42%

PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,199,647	52.50%

GREAT WEST LIFE & ANNUITY
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE, CO 80111	531,528	23.26%

MONY LIFE INSURANCE COMPANY OF AMERICA
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104	247,802	10.84%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	133,800	5.86%

PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	944,551	78.71%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	109,175	9.04%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	80,730	6.68%

PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,439,047	87.58%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
GREAT WEST LIFE & ANNUITY
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE, CO 80111	145,219	8.84%

PROFUND VP ULTRASHORT NASDAQ-100
MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	106,733	59.40%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	40,289	22.42

JEFFERSON NATIONAL LIFE INSURANCE CO.
ONE VIRGINIA AVE
INDIANAPOLIS, IN 46204	30,307	18.87

PROFUND VP ULTRASMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,031,103	61.88%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	516,841	31.02%

PROFUND VP EUROPE 30
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,695,263	69.87%

ING USA ANNUITY AND LIFE INSURANCE CO
ONE ORANGE WAY
WINDSOR, CT 060954774	415,613	17.13%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	175,815	7.25%

PROFUND VP JAPAN
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	813,263	87.62%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	47,679	5.14%

PROFUND VP SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	369,903	93.44%

PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,565,901	61.28%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	731,527	28.63%

PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	444,353	95.38%

PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,009,746	66.14%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	481,025	31.51%

PROFUND VP BIOTECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	236,620	78.62%

AXA EQUITABLE LIFE INSURANCE CO
1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104	53,604	17.81%

PROFUND VP CONSUMER SERVICES
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	375,538	83.20%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	46,477	10.23%

PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	403,792	89.59%

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PO BOX 79907
DES MOINES, IA 503250997	31,849	7.07%

PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,694,992	67.14%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	554,859	21.98%

PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	962,965	76.23%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	259,624	22.55%

PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,565,975	74.81%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	441,812	21.10%

PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	622,755	63.60%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	335,772	34.29%

PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	201,016	98.61%

PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	422,479	89.79%

MIDLAND NATIONAL LIFE INSURANCE COMPANY

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PO BOX 79907
DES MOINES, IA 503250997	27,886	5.93%

PROFUND VP PRECIOUS METALS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	2,341,234	78.83%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	500,680	16.86%

PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	225,450	73.90%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	78.438	25.71%

PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	155,192	96.00%

PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	625,502	90.30%

PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	672,657	76.34%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	113,486	12.88%

PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	924,461	59.61%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	297,080	19.16%

LINCOLN NATIONAL LIFE INS CO

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	233,162	15.04%

PROFUND VP SMALL-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	858,236	68.71%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	242,814	19.44%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	93,096	7.45%

PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,813,930	90.51%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	117,230	5.85%

PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,166,570	96.05%

PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,958,234	94.54%

PROFUND VP ULTRA MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,029,018	93.91%

PROFUND VP MID-CAP
WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	473,462	88.38%

JEFFERSON NATIONAL LIFE INSURANCE CO.
ONE VIRGINIA AVE
INDIANAPOLIS, IN 46204	32,137	6.00%

PROFUND VP SHORT NASDAQ-100

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,364,999	60.64%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	453,591	20.15%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	220,822	9.80%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	183,909	8.17%

PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	836,509	60.69%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	261,695	18.99%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	233,726	16.96%

PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,150,347	67.42%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	311,455	18.25%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	131,907	7.73%

PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	2,903,114	59.93%

ING USA ANNUITY AND LIFE INSURANCE CO
ONE ORANGE WAY
WINDSOR, CT 060954774	849,651	17.54%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MONY LIFE INSURANCE COMPANY OF AMERICA
1740 BROADWAY MD
NEW YORK, NY 10019	307,000	6.34%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	260,019	5.37%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	246,563	5.09%

PROFUND VP LARGE CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	1,057,098	84.66%

LINCOLN NATIONAL LIFE INS CO
1300 SOUTH CLINTON ST
FORT WAYNE, IN 46802	122,601	9.82%

PROFUND VP LARGE CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	977,141	90.90%

PROFUND VP SHORT SMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	227,315	46.22%

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	181,307	36.87%

PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP
213 WASHINGTON ST 7TH FL
NEWARK, NJ 07102	102,605	96.84%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	69,067	14.04%

PROFUND VP FALLING U.S. DOLLAR
WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	49,197	89.60%

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	5,382	9.80%

PROFUND VP ULTRASHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	159,137	97.22%

PROFUND VP INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	634,547	71.90%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	208,511	23.63%

PROFUND VP SHORT INTERNATIONAL
NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	16,559	21.62%

MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	5,206	6.80%

PROFUND ADVISORS LLC
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814	3,907	5.10%
PROFUND VP EMERGING MARKETS

WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	911,016	84.88%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	123,957	11.55%

PROFUND VP SHORT EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO.
4333 EDGEWOOD RD NE
CEDAR RAPIDS, IA 52499	61,447	79.19%

NATIONWIDE INVESTMENT SERVICES CORP.
ONE NATIONWIDE PLAZA
COLUMBUS, OH 43215	5,251	6.77%

PROFUND ADVISORS LLC

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814	5,076	6.54%

PROFUND VP DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	7,315	66.01%

AMERITAS VARIBLE LIFE INSURANCE COMPANY
5900 ‘O’ STREET
LINCOLN NE 68510	2,111	19.05%

PROFUND ADVISORS LLC
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814	1,655	14.94%

PROFUND VP SHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY
PO BOX 79907
DES MOINES, IA 503250997	12,145	66.32%

PROFUND ADVISORS LLC
7501 WISCONSIN AVE SUITE 1000
BETHESDA, MD 20814	4,493	24.53%

AMERITAS VARIBLE LIFE INSURANCE COMPANY
5900 ‘O’ STREET
LINCOLN NE 68510	1,675	9.15%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.